UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2025

TKO Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41797	92-3569035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 558-8333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	TKO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2025, TKO Group Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, shares of Class A common stock and Class B common stock of the Company representing 190,515,512 votes, or approximately 96.26% of voting power entitled to vote at the Annual Meeting, voting as a single class, were present in person or represented by proxy. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which was described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025.

Item 1 — Election of twelve directors to hold office until the Company’s annual meeting of stockholders to be held in 2026, and until their respective successors are duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Ariel Emanuel	166,206,261	17,331,444	6,977,807
Mark Shapiro	161,373,442	22,164,263	6,977,807
Peter C.B. Bynoe	165,134,211	18,403,494	6,977,807
Egon P. Durban	181,307,317	2,230,388	6,977,807
Dwayne Johnson	178,836,867	4,700,838	6,977,807
Bradley A. Keywell	182,022,090	1,515,615	6,977,807
Nick Khan	162,302,268	21,235,437	6,977,807
Steven R. Koonin	158,669,414	24,868,291	6,977,807
Jonathan A. Kraft	182,025,003	1,512,702	6,977,807
Sonya E. Medina	165,891,026	17,646,679	6,977,807
Nancy R. Tellem	182,363,492	1,174,213	6,977,807
Carrie Wheeler	172,723,960	10,813,745	6,977,807

Item 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
190,379,850	69,549	66,113	0

Based on the foregoing votes, the twelve director nominees were elected and Item 2 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Chief Financial Officer

Date: June 13, 2025